Principal Variable Contracts Funds, Inc.

Supplement dated December 18, 2015
to the Statutory Prospectus dated May 1, 2015
(as supplemented on June 12, 2015, July 15, 2015, August 20, 2015,
and October 9, 2015)

(Not all Accounts are offered in all variable annuity and variable life contracts)

This supplement updates information contained in the Statutory Prospectus. Please retain this supplement for future reference.

ACCOUNT SUMMARY FOR LARGECAP VALUE ACCOUNT

In the Management section, under the Sub-Advisors and Portfolio Managers heading for Principal Global Investors, LLC, add the following to the alphabetical list of portfolio managers:

•	Christopher Ibach (since 2015), Portfolio Manager
In the Management section, under Sub-Advisor and Portfolio Managers, delete references to Jeffrey A. Schwarte.

MANAGEMENT OF THE FUNDS

The Sub-Advisors
In the Sub-Advisor: Principal Global Investors, LLC (“PGI”) section, add the following to the alphabetical list of portfolio managers:
Christopher Ibach has been with PGI since 2000. He earned an M.B.A. in Finance and a bachelor’s degree in Electrical Engineering from the University of Iowa. Mr. Ibach has earned the right to use the Chartered Financial Analyst designation.
In the Sub-Advisor: Principal Global Investors, LLC (“PGI”) section, delete references to Jeffrey A. Schwarte.

Fees Paid to Principal
Under the Voluntary Waivers heading, delete the second paragraph and substitute the following:
Contractual Waivers
Money Market Account: Effective June 9, 2015, the Distributor has contractually agreed to limit the Account's Distribution and/or Service (12b-1) Fees attributable to Class 2 of the Account. The waiver is in place through April 30, 2016 and will reduce the Fund's Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) by 0.25%.  It is expected that the fee waiver will continue through the period disclosed; however, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period. Additionally, Principal has voluntarily agreed to limit the Account’s expenses to the extent necessary to maintain a 0% yield; the voluntary expense limit may be terminated at any time.